UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event reported: September 14, 2006

Nuvelo, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Industrial Road, Suite 310, San Carlos, CA 94070-6211

(Address of Principal Executive Offices) (Zip Code)

(650) 517-8000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On September 14, 2006, Nuvelo, Inc. (the “Company”) dismissed its current independent registered public accounting firm, KPMG LLP. On September 14, 2006, the Company engaged Ernst & Young LLP as the Company’s independent registered public accounting firm to audit the Company’s financial statements for its fiscal year ending December 31, 2006. The dismissal of KPMG LLP and the engagement of Ernst & Young LLP were approved by the audit committee of the board of directors of the Company.

(a) Previous Independent Registered Public Accounting Firm

The audit reports of KPMG LLP on the consolidated financial statements of Nuvelo, Inc. and subsidiary as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG LLP on management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s two fiscal years ended December 31, 2005, and the subsequent interim period preceding the dismissal of KPMG LLP, there were no: (1) disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG LLP with a copy of the foregoing disclosures and requested that KPMG LLP furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A letter from KPMG LLP to the Securities and Exchange Commission, dated September 20, 2006, is attached hereto as Exhibit 16.1.

(b) New Independent Registered Public Accounting Firm

On September 14, 2006, the Audit Committee of the Board of Directors of the Company selected Ernst & Young LLP as its new independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2006 and management’s assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2006. The Company’s decision to select Ernst & Young LLP as its independent registered public accounting firm was the result of a competitive selection process involving several accounting firms. During the Company’s two fiscal years ended December 31, 2005, and during the subsequent interim period preceding the engagement of Ernst & Young LLP, the Company did not consult with Ernst & Young LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or any other matters or reportable events described in Item 304(a)(2)(ii) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit Number	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated September 20, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuvelo, Inc. (Registrant)

By:	/s/ Lee Bendekgey
Lee Bendekgey
Senior Vice President and General Counsel

Dated: September 20, 2006

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from KPMG LLP to the Securities and Exchange Commission, dated September 20, 2006.